SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                    Date of report: December 22, 1997

                        THE INTERLAKE CORPORATION
         (Exact name of registrant as specified in its charter)

          Delaware            Commission File Number 1-9149    36-3428543
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)


     550 Warrenville Road, Lisle, Illinois                        60532-4387
     (Address of principal executive offices)                     (Zip Code)

                              (630)852-8800
          (Registrant's telephone number, including area code)

Item 5.   Other Events.

     The Interlake Corporation today announced the sale of its European and Asia-Pacific material handling businesses. The press release by which The Interlake Corporation made the announcement is attached as Exhibit 99.1.

Item 7.   Exhibits

     The following Exhibit is filed herewith and made part hereof:

     Exhibit
     Number              Description of Document

     99.1      Press Release dated December 22, 1997


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   THE INTERLAKE CORPORATION


                                   By   /s/W. Robert Reum
                                          W. Robert Reum
                                        Chairman, President and
                                        Chief Executive Officer